As filed with the Securities and Exchange Commission on May 7, 2001.

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported): MAY 7, 2001



                              STARBASE CORPORATION

             (Exact Name of Registrant as Specified in its Charter)

                DELAWARE                   0-25612                         33-0567363
(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer Identification No.)
       Incorporation)


      4 HUTTON CENTRE DRIVE, SUITE 800
      SANTA ANA, CALIFORNIA                                          92707-8713
      (Address of Principal Executive Offices)                       (Zip Code)

                                 (714) 445-4400
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

         This Current Report on Form 8-K is filed by Starbase Corporation, a Delaware corporation, in connection with the matters described herein.

ITEM 5.  OTHER EVENTS

On May 7, 2001, Starbase Corporation announced its financial results for the fiscal quarter ended March 31, 2001 and for the fiscal year ended March 31, 2001. A copy of a press release, which includes the unaudited Balance Sheet of Starbase as of March 31, 2001 and 2000 and its unaudited Consolidated Statements of Operations for the three month periods ended March 31, 2001 and 2000 and for the years ended March 31, 2001 and 2000, is attached to this Current Report and incorporated herein and made a part hereof as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.
         --------

99.1     Press Release, dated May 7, 2001, issued by Starbase Corporation.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 7, 2001                             STARBASE CORPORATION

                                                 By: /s/ Douglas S. Norman
                                                   -----------------------------
                                                         Douglas S. Norman
                                                         Chief Financial Officer




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



                                  EXHIBIT INDEX

Exhibit No.
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99.1     Press Release, dated May 7, 2001, issued by Starbase Corporation.




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